Exhibit 32.1

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Darryl Cohen, Chief Executive Officer and Chief Financial Officer of AskMeNow, Inc.(the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a) the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2007 (the "Report"), fully complies with the requirements of
      Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2007

                                        /s/ Darryl Cohen
                                        ----------------------------------------
                                        Darryl Cohen,
                                        Chief Executive Officer and
                                        Chief Financial Officer